EXHIBIT 11(a)



                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Reports" in this
Registration   Statement(Form N-1A No. 2-94935) of Cortland Trust, Inc.

                                   s/ERNST & YOUNG LLP
New York, New York
October 13, 1995

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